UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 10, 2003

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	36-2675371
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

ONE EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 467-6755

Item 2.

On December 10, 2003, the Registrant’s wholly-owned subsidiary, Vision Acquisition Corporation (“Buyer”) acquired substantially all of the assets and assumed certain liabilities of the North American operations of Peek Corporation (the “Business”) from Peek Traffic, Inc. and Peek Traffic Systems, Inc. (together “Seller”), effective December 1, 2003.  The Buyer acquired accounts receivable, inventory, machinery and equipment, furniture and fixtures, contracts, customer lists and intellectual property, and assumed certain ordinary course liabilities of the Business.

The $15.4 million purchase price consisted of $10.9 million in cash and 180,723 shares of the Registrant’s common stock valued at $4.5 million.

The cash component of the purchase price was borrowed through the Registrant’s existing credit facility with a group of banks.  The 180,723 shares of the Registrant’s common stock were issued to the Seller pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, but the Registrant will register those shares.

The Buyer is employing substantially all of the Seller’s employees at the Palmetto, Florida facility and at the Bedford, Pennsylvania facility.  The Buyer plans to continue to operate the Business in Palmetto, Florida and Bedford, Pennsylvania.

The Registrant has guaranteed the obligations of the Buyer under the asset purchase agreement.

Peek is a designer, manufacturer and supplier of intelligent intersection control systems and other transportation equipment.  It offers a broad range of products to control the flow of traffic including electronic traffic controllers, toll and highway data collection systems, in-ground vehicle sensors, vehicle and pedestrian signals, and red-light enforcement systems.

The Registrant intends to utilize the purchased assets to continue the Seller’s current business.  The Registrant intends to include this business as part of its Inform Group.

There is no material relationship between the Registrant, its affiliates, directors and officers and the Seller and its affiliates.

Item 7.                              Financial Statements and Exhibits.

(c)                                  The following Exhibits are included herein:

2.1                                 Asset Purchase Agreement dated December 10, 2003 between Vision Acquisition Corporation, Peek Traffic, Inc., and Peek Traffic Systems, Inc.*

10.1                           Guaranty of Quixote Corporation dated December 10, 2003.

10.2                           Standstill Agreement dated December 10, 2003 between Quixote Corporation and Peek Corporation.

10.3                           Escrowed Shares Registration Rights Agreement dated December 10, 2003 between Quixote Corporation and Peek Corporation.

10.4                           Non-Escrowed Shares Registration Rights Agreement dated December 10, 2003 between Quixote Corporation and Peek Corporation.

10.5                           Non-Competition Agreement dated December 10, 2003 between Vision Acquisition Corporation, Peek Holding Corporation, Peek Corporation, Peek Traffic, Inc., and Peek Traffic Systems, Inc.

10.6                           Perpetual License Agreement dated December 10, 2003 between Peek Traffic, Inc., Peek Traffic Systems, Inc. and Vision Acquisition Corporation.

10.7                           Escrow Agreement dated December 10, 2003 between Vision Acquisition Corporation, Peek Corporation, Peek Traffic, Inc., Peek Traffic Systems, Inc., BNP Paribas, and LaSalle Bank National Association.

* Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant hereby agrees to furnish to the Securities and Exchange Commission upon request a supplementary copy of any omitted exhibit or schedule to the Asset Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

Date: December 18, 2003	By:	/s/ Daniel P. Gorey
Daniel P. Gorey
Vice President, Chief Financial Officer and Treasurer
(Chief Financial & Accounting Officer)

EXHIBIT INDEX

2.1                                 Asset Purchase Agreement dated December 10, 2003 between Vision Acquisition Corporation, Peek Traffic, Inc., and Peek Traffic Systems, Inc.*

10.1                           Guaranty of Quixote Corporation dated December 10, 2003.

10.2                           Standstill Agreement dated December 10, 2003 between Quixote Corporation and Peek Corporation.

10.3                           Escrowed Shares Registration Rights Agreement dated December 10, 2003 between Quixote Corporation and Peek Corporation.

10.4                           Non-Escrowed Shares Registration Rights Agreement dated December 10, 2003 between Quixote Corporation and Peek Corporation.

10.5                           Non-Competition Agreement dated December 10, 2003 between Vision Acquisition Corporation, Peek Holding Corporation, Peek Corporation, Peek Traffic, Inc., and Peek Traffic Systems, Inc.

10.6                           Perpetual License Agreement dated December 10, 2003 between Peek Traffic, Inc., Peek Traffic Systems, Inc. and Vision Acquisition Corporation.

10.7                           Escrow Agreement dated December 10, 2003 between Vision Acquisition Corporation, Peek Corporation, Peek Traffic, Inc., Peek Traffic Systems, Inc., BNP Paribas, and LaSalle Bank National Association.

* Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant hereby agrees to furnish to the Securities and Exchange Commission upon request a supplementary copy of any omitted exhibit or schedule to the Asset Purchase Agreement.